Evergreen Limited Duration Fund: Semiannual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Limited Duration Fund, which covers the six-month period ended December 31, 2002.

Market analysis

In the second half of 2002, the fixed income markets provided investors with yet another strong argument for diversification. As the equity markets alternately swooned and recovered, bonds offered many investors relative stability in the uncertain global environment. Corporate malfeasance, slower than expected economic growth, falling profits, fear of further terrorist attacks, and a potential war with Iraq all weighed heavily on the minds of investors. Credit downgrades hurt some in the corporate market, yet overall spreads remained wide relative to historical patterns. Treasuries rose during the summer and into early autumn, and managed to hold on to healthy annual gains as the equity markets rallied in October and November. Municipal bonds performed admirably despite increased supply, and high yield bonds began their long-anticipated climb during the fourth quarter.

The period began with corporate distrust at or near all-time highs. Accounting scandals threatened the financial markets, and the credit markets were waiting for the next shoe to drop. Rating agencies took no prisoners, and several companies faced punishing downgrades. The majority in the corporate sector, however, managed to perform well despite the negative headlines. Indeed, during the fourth quarter, investment grade corporate bonds performed well as yield spreads relative to Treasuries narrowed sharply. Equities began the quarter with a strong recovery, and money flowed from Treasuries into corporate bonds. In contrast to the third quarter, the lower the rating category, the better its performance over the last three months of the year. High yield bonds posted the best performance heading into the new year, with the Lehman Brothers High Yield Index gaining more than 6% in the fourth quarter.

As mentioned earlier, Treasuries gained early in the period. The massive uncertainty caused many fixed income investors to seek the perceived safety of the U.S. government bond market. Indeed, the yield on the 10-year Treasury bond declined from its high for the year of approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal 2002. After the

LETTER TO SHAREHOLDERS continued

third quarter, though, the 10-year bond struggled to maintain its earlier momentum as a rebounding stock market and diminished fears of a double-dip recession caused investors to seek opportunities elsewhere. In addition, the surprise Federal Reserve Board rate cut of 50 basis points in November and the Republican success in the mid-term elections resulted in more investors fleeing Treasuries. For many investors who participated in the gains in Treasuries, it appeared that rates couldn’t get much lower, and the likelihood of tax cuts and a rising budget deficit decreased the attractiveness of government bonds.

We should note that despite the weakness in October and November, municipal bonds performed well in the third quarter and also in December. What is remarkable is that the sector experienced the largest issuance ever in 2002, with more than $350 billion in new deals. Many states and municipalities faced budget challenges in attempting to fund programs as the slower than expected economy produced lower tax receipts. In addition, geopolitical concerns also attracted investment in this area, as the potential for conflicts with Iraq and North Korea increased in December.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project gross domestic product growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in an uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady, while continuing to increase liquidity to fend off deflation. If clarity improves on the global picture, and demand strengthens domestically, we

LETTER TO SHAREHOLDERS continued

believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for stability in rates during the first half of the year could bode well for the mortgage securities market. It is our belief that corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may be found in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“We believe there are still pockets of opportunity in the corporate sector and performance within this sector may improve if the president’s attempts to boost the stock market are successful.”

MANAGEMENT TEAM

David K. Fowley, CFA
Customized Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/30/1994
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	7/28/1998

6-month return with sales charge	-1.06%	-3.19%	-0.24%	N/A	N/A

6-month return w/o sales charge	2.25%	1.81%	1.81%	2.32%	2.19%

Average Annual Return*

1 year with sales charge	0.75%	-1.53%	1.40%	N/A	N/A

1 year w/o sales charge	4.12%	3.47%	3.47%	4.61%	4.35%
5 year	5.33%	5.57%	5.67%	6.13%	5.89%

Since portfolio inception	5.53%	5.53%	5.42%	6.10%	5.86%

Maximum sales charge	3.25%	5.00%	1.00%	N/A	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	2.83%	1.99%	2.00%	3.05%	2.77%

6-month income dividends per share	$0.21	$0.17	$0.17	$0.22	$0.21

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund’s Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.10% for Class A, 0.25% for Class IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Limited Duration Fund Class A shares,1 versus a similar investment in the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the Consumer Price Index (CPI).

The LB1-3GCI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 2.25% for the six-month period ended December 31, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers 1-3 Year Government/Credit Index returned 3.66%, while the median return of funds in the Lipper Short Investment Grade Funds Classification was 3.00%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$525,390,432

Average Credit Quality*	AA

Average Duration	1.6 years

Effective Maturity	1.8 years

*Source: Standard & Poor’s

What was the investment environment like for fixed income securities during the period?

The Federal Reserve Board continued to try to stimulate the economy with an unexpected 50 basis point rate cut announced on November 6, 2002. The fixed income market responded with a rally in the short end of the maturity spectrum, while prices continued to grind down further at the longer end of the spectrum. An environment of investor pessimism sparked by continued reports of corporate malfeasance and the bankruptcy of Enron and WorldCom caused an overall flight to quality and the yield spread between corporate bonds and U.S. Treasury securities continued to widen. These factors combined with geopolitical uncertainties in North Korea and Iraq worked to push fixed income yields to artificially low levels.

PORTFOLIO COMPOSITION
(based on 12/31/2002 portfolio assets)

What strategies did you pursue in this environment?

At the beginning of the period, 17% of the fund’s assets were invested in bonds with maturities in the three to five-year maturity range. As prices on longer-term securities continued to decline, we lightened up on these securities and invested the proceeds in the one to two-year maturity range. In response to the Fed’s lowering of interest rates, we shifted securities out of securities with maturities of less than one-year and added to our position in securities in the one to two-year range.

As corporate spreads continued to widen in the third quarter of 2002, we adopted a more defensive position and reduced our overweighted position in corporate bonds from 56% at the beginning of the period to 36% at the end of the period. This held back the fund’s performance as the corporate bond sector, which is highly correlated with the equity market, rallied when the stock market took off in early October. Additionally, the fund’s less than 3% position in Enhanced Equipment Trust Certificates, backed by

PORTFOLIO MANAGER INTERVIEW continued

lease payments on airline equipment, plummeted on news of the bankruptcy announcements of US Airways and United Airlines. However, while individual companies within the corporate sector performed very poorly over the period, as a whole, the sector performed well. Specifically, we found opportunities in the A-rated area.

U.S. Treasury securities performed well on a relative basis and we increased our allocation to this sector by 13.5% during the period and decreased our exposure to federal agency securities by 8%. Mortgage-backed securities also were strong performers and we increased this weighting by 8%. We also liquidated 3.5% of our position in floating rate securities and purchased fixed-rate corporate securities.

We maintained a longer duration for the fund versus its benchmark, with duration ranging between 1.62 and 1.73 years over most of the period. Duration, expressed in years, measures a portfolio’s sensitivity to interest rates. Lengthening duration increases interest rate sensitivity, while shortening duration enhances price stability. Our duration strategy added to the fund’s overall performance.

PORTFOLIO QUALITY*
(based on 12/31/2002 market value of bonds)

*Source: Standard & Poor’s

What is your outlook for the next six months?

A key theme in the coming months will be the president’s preparations for reelection in 2004. The proposed fiscal stimulus package, including the elimination of double taxation of corporate dividends, and return to deficit spending on homeland security measures are all intended to get the stock market back on track and avoid a fourth straight year of negative returns. While these measures may benefit the stock market, they may prove detrimental for the fixed income market.

Given this possible scenario, we will keep a cautious eye on the fund’s duration going forward. As we anticipate interest rates to rise, we will avoid holding excess cash equivalents in the less than one-year end of the maturity spectrum and concentrate on the one to three-year maturity range. We believe there are still pockets of opportunity in the corporate sector and performance within this sector may improve if the president’s attempts to boost the stock market are successful. We expect to focus on BBB and A-rated bonds in an attempt to add value to the portfolio. In our opinion, U.S. Treasury securities look more attractive than federal agencies on a relative value basis and we expect to continue to find opportunities in the mortgage-backed security sector.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended December 31, 2002 (unaudited)
		Year Ended June 30, 2002[1,2]

CLASS A
Net asset value, beginning of period	$10.45	$10.35
Income from investment operations
Net investment income	0.21	0.11
Net realized and unrealized gains on securities	0.02	0.10
Total from investment operations	0.23	0.21

Distributions to shareholders from
Net investment income	-0.21	-0.11

Net asset value, end of period	$10.47	$10.45
Total return[3]	2.25%	2.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,164	$1,195
Ratios to average net assets
Expenses[4]	0.47%[5]	0.43%[5]
Net investment income	4.02%[5]	4.61%[5]
Portfolio turnover rate	90%	44%

1.  For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.

2.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended December 31, 2002 (unaudited)
		Year Ended June 30, 2002[1,2]

CLASS B
Net asset value, beginning of period	$10.45	$10.35
Income from investment operations
Net investment income	0.17	0.09
Net realized and unrealized gains on securities	0.02	0.10
Total from investment operations	0.19	0.19

Distributions to shareholders from
Net investment income	-0.17	-0.09

Net asset value, end of period	$10.47	$10.45
Total return[3]	1.81%	1.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,082	$479
Ratios to average net assets
Expenses[4]	1.37%[5]	1.33%[5]
Net investment income	3.08%[5]	3.72%[5]
Portfolio turnover rate	90%	44%

1.  For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.

2.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended December 31, 2002 (unaudited)
		Year Ended June 30, 2002[1,2]

CLASS C
Net asset value, beginning of period	$10.45	$10.35
Income from investment operations
Net investment income	0.17	0.09
Net realized and unrealized gains on securities	0.02	0.10
Total from investment operations	0.19	0.19

Distributions to shareholders from
Net investment income	-0.17	-0.09

Net asset value, end of period	$10.47	$10.45
Total return[3]	1.81%	1.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$23,267	$2,272
Ratios to average net assets
Expenses[4]	1.37%[5]	1.33%[5]
Net investment income	3.07%[5]	3.72%[5]
Portfolio turnover rate	90%	44%

1.  For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.

2.  The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values for the portfolio.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended December 31, 2002 (unaudited)
		Year Ended June 30, 2002[1,2]	Year Ended September 30,
			2001[1]	2000	1999	1998[1,3]
CLASS I
Net asset value, beginning of period	$10.45	$10.55	$10.18	$10.21	$10.52	$10.42
Income from investment operations
Net investment income	0.22	0.49	0.62	0.67	0.60	0.53
Net realized and unrealized gains or losses on securities	0.02	-0.20	0.42	-0.04	-0.29	0.10
Total from investment operations	0.24	0.29	1.04	0.63	0.31	0.63

Distributions to shareholders from
Net investment income	-0.22	-0.39	-0.67	-0.66	-0.60	-0.53
Net realized gains	0	0	0	0	-0.02	0
Total distributions to shareholders	-0.22	-0.39	-0.67	-0.66	-0.62	-0.53

Net asset value, end of period	$10.47	$10.45	$10.55	$10.18	$10.21	$10.52
Total return	2.32%	2.82%	10.51%	6.42%	3.07%	6.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$454,889	$513,905	$331,219	$282,827	$312,157	$70,810
Ratios to average net assets
Expenses[4]	0.37%[5]	0.33%[5]	0.27%	0.30%	0.31%	0.30%[5]
Net investment income	4.18%[5]	4.71%[5]	6.06%	6.61%	5.88%	5.97%[5]
Portfolio turnover rate	90%	44%	116%	62%	147%	78%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

3.  For the period from November 24, 1997 (commencement of class operations), to September 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended December 31, 2002 (unaudited)
		Year Ended June 30, 2002[1,2]	Year Ended September 30,
			2001[1]	2000	1999	1998[1,3]
CLASS IS
Net asset value, beginning of period	$10.45	$10.55	$10.18	$10.21	$10.52	$10.41
Income from investment operations
Net investment income	0.21	0.47	0.59	0.64	0.58	0.11
Net realized and unrealized gains or losses on securities	0.02	-0.20	0.42	-0.03	-0.29	0.11
Total from investment operations	0.23	0.27	1.01	0.61	0.29	0.22

Distributions to shareholders from
Net investment income	-0.21	-0.37	-0.64	-0.64	-0.58	-0.11
Net realized gains	0	0	0	0	-0.02	0
Total distributions to shareholders	-0.21	-0.37	-0.64	-0.64	-0.60	-0.11

Net asset value, end of period	$10.47	$10.45	$10.55	$10.18	$10.21	$10.52
Total return	2.19%	2.63%	10.24%	6.15%	2.81%	2.12%
Ratios and supplemental data
Net assets, end of period (thousands)	$35,989	$32,724	$29,418	$9,148	$1,629	$614
Ratios to average net assets
Expenses[4]	0.62%[5]	0.57%[5]	0.52%	0.54%	0.56%	0.55%[5]
Net investment income	3.92%[5]	4.47%[5]	5.76%	6.45%	5.67%	5.84%[5]
Portfolio turnover rate	90%	44%	116%	62%	147%	78%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.

3.  For the period from July 28, 1998 (commencement of class operations), to September 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 9.7%
Associates Auto Receivables Trust, Ser. 2000-2, Class A4, 6.90%, 08/15/2005	AA	$4,000,000	$ 4,174,942
Capital One Auto Finance Trust, Ser. 2002-A, Class A4, 4.79%, 01/15/2009	AAA	5,000,000	5,325,744
Capital One Master Trust, 5.45%, 03/16/2009	AAA	5,000,000	5,396,184
Chase Credit Card Owner Trust, Ser. 1999-3, Class A, 6.66%, 01/15/2007	AAA	5,000,000	5,402,773
Chase Manhattan Auto Owner Trust, 3.80%, 05/15/2008	AAA	3,750,000	3,885,461
CIT Group Home Equity Loan Trust, Ser. 2002-1, Class AF1B, 3.48%, 02/25/2017	AAA	1,411,543	1,414,688
CIT Receivables Trust, Ser. 1995-B, Class A, 6.50%, 04/15/2011	AAA	20,673	20,806
Contimortgage Home Equity Loan, 6.48%, 07/25/2023	AAA	3,672,653	3,712,697
Empire Funding Home Loan Owner Trust, 7.43%, 06/25/2024	A	3,146,568	3,317,246
EQCC Home Equity Loan Trust, 6.25%, 12/15/2007	AAA	2,415,467	2,505,492
MBNA Master Credit Card Trust, Ser. 1996-J, Class A, 1.53%, 02/15/2006	AAA	760,000	760,855
Oakwood Mtge. Investors, Inc. Pass Thru, Ser. 1996-C, Class A5, 7.35%, 04/15/2027	AAA	4,102,596	4,308,090
Prudential Financial Asset Funding Corp., Ser. 1993-8, Class A, 5.78%, 11/15/2014	AAA	54,559	54,904
Residential Funding Mtge. Securities:
3.21%, 11/25/2023	AAA	5,000,000	5,037,500
7.01%, 03/25/2031	AAA	5,000,000	5,401,563
Total Asset-Backed Securities			50,718,945
COLLATERALIZED MORTGAGE OBLIGATIONS 16.3%
Banc America, Inc., Ser. 2001-7, 2.63%, 01/27/2011 (h)	AAA	3,500,000	3,430,273
Bank America Mortgage Securities, Inc.:
Ser. 2002-1, Class A1, 3.63%, 10/11/2033 144A (h)	AAA	4,204,206	4,301,428
Ser. 2002-E, Class A1, 7.04%, 01/27/2011	AAA	2,396,291	2,459,193
Commerce 2000, Ser. 2000-FL1A, Class H, 2.66%, 06/20/2031 144A	A+	3,520,000	3,583,950
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2001-CP4, Class A1, 5.26%, 12/15/2035	AAA	3,036,659	3,227,686
Ser. 2002-FL1, Class C, 3.14%, 01/15/2010	A	2,867,000	2,873,000
Deutsche Mtge. & Asset Receiving Corp., Ser. 1998-C1, Class A1, 6.22%, 09/15/2007	AAA	1,601,268	1,701,257
FHLMC:
Ser. 1916, Class PB, 6.50%, 08/15/2011	AAA	1,792,869	1,883,243
Ser. 2052, Class PT, 6.00%, 12/15/2009	AAA	189,632	190,539
Ser. 2314, Class CA, 5.65%, 11/15/2024	AAA	2,487,535	2,524,750
Ser. 2372, Class NL, 6.00%, 11/15/2031	AAA	2,303,532	2,321,499
FNMA:
Ser. 1999-7, Class D, 6.00%, 03/18/2028	AAA	2,711,460	2,796,340
Ser. 2001-12, Class CS, 6.50%, 06/25/2027	AAA	247,403	247,934
Ser. 2002-W1, Class 1A1, 3.42%, 09/25/2027	AAA	4,238,547	4,242,764
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
GE Capital Mtge. Svcs., Inc.:
6.50%, 02/25/2024	AAA	$3,660,848	$ 3,784,169
Ser. 02-A2 Class A1, 3.35%, 08/11/2036	AAA	5,742,793	5,847,813
Ser. 1999-3, Class M, 6.50%, 05/25/2029	AAA	1,073,621	1,109,895
GMAC Mtge. Corp. Loan Trust, Ser. 1999-J1, Class B1, 6.75%, 08/25/2029	AAA	1,383,802	1,438,814
Greenwich Capital Acceptance, Inc., Ser. 2001-Z, 6.36%, 06/14/2006 144A (h)	A+	2,956,257	3,111,691
JP Morgan Chase Comml. Mtge. Securities, Ser. 2002-FL1, Class C, 2.65%, 08/25/2029 144A	A	3,994,321	3,990,990
Lehman Brothers Comml. Mtge. Trust, Ser. 2002-LLFA, Class G, FRN, 2.38%, 06/14/2017 144A	A	5,085,000	5,082,593
Midland Realty Acceptance Corp., Ser. 1996-C2, Class A2, 7.23%, 01/25/2029	AAA	3,293,360	3,644,773
Morgan Stanley Capital I, Inc.:
Ser. 2001-TOP5, Class A1, 5.02%, 10/15/2035	AAA	3,585,599	3,781,729
Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	AAA	2,500,000	2,750,810
PNC Mtge. Securities Corp.:
Ser. 1998-12, Class CB1, 6.76%, 01/25/2029	AAA	1,420,742	1,497,298
Ser. 1999-1, Class CB2, 6.77%, 03/25/2029	AAA	3,210,621	3,346,941
Residential Funding Mtge. Securities:
Ser. 1995-J4, Class 1, 6.80%, 05/28/2025 (h)	AAA	3,446,770	3,576,024
Ser. 1998-QS, Class M2, 6.75%, 07/25/2028	AAA	2,745,717	2,828,138
Salomon Brothers Mortgage Securities, Inc., Ser. 1999 Class M 1, 2.63%, 11/07/2029	AA	4,000,000	3,990,506
Total Collateralized Mortgage Obligations			85,566,040
CORPORATE BONDS 36.1%
CONSUMER STAPLES 2.6%
Beverages 0.8%
Coca Cola Co., 4.00%, 06/01/2005	A+	4,000,000	4,190,040
Food & Drug Retailing 1.0%
American Stores Co., Ser. A, MTN, 7.20%, 06/09/2003	BBB+	5,000,000	5,101,775
Personal Products 0.8%
Gillette Co., 4.00%, 06/30/2005	AA-	4,000,000	4,191,484
ENERGY 2.1%
Oil & Gas 2.1%
BP Capital Markets Plc, 4.63%, 05/27/2005	AA+	5,000,000	5,309,575
ConocoPhillips, 8.50%, 05/25/2005	A-	4,825,000	5,489,610
10,799,185
FINANCIALS 17.8%
Banks 5.4%
Bayerische Landesbank, 4.125%, 01/14/2005	AAA	4,000,000	4,169,108
Fifth Third Bank, 6.75%, 07/15/2005	A+	4,500,000	4,948,375
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Banks continued
Mellon Financial Co.:
5.75%, 11/15/2003	A+	$3,000,000	$ 3,105,522
6.00%, 03/01/2004	A+	1,797,000	1,884,126
NationsBank Corp., 6.14%, 07/15/2004	A+	3,500,000	3,721,399
Popular, Inc., FRN, 3.51%, 10/01/2003	BBB+	3,500,000	3,526,936
Southtrust Corp., 7.00%, 05/15/2003	BBB+	3,500,000	3,563,690
Suntrust Bank, 7.25%, 09/15/2006	A+	3,000,000	3,423,504
28,342,660
Diversified Financials 9.2%
Bear Stearns Companies, Inc., MTN, 7.33%, 10/28/2004	A	3,500,000	3,804,941
Country Home Loan, Inc., 6.85%, 06/15/2004	A	4,410,000	4,692,862
GMAC, 2.07%, 11/07/2003	BBB	3,000,000	2,958,327
Goldman Sachs Group, Inc., 7.63%, 08/17/2005	A+	4,000,000	4,513,752
Heller Financial, Inc., 7.875%, 05/15/2003	AAA	5,000,000	5,113,220
Home Savings of America, 6.50%, 08/15/2004	BBB+	4,000,000	4,244,856
MBNA Corp.:
2.40%, 02/10/2003	BBB	2,000,000	1,999,168
MTN, 6.15%, 10/01/2003	BBB	3,500,000	3,594,559
Merrill Lynch & Co., MTN, Ser. B, 4.54%, 03/08/2005	A+	4,000,000	4,170,024
Paine Webber Group, Inc., 6.375%, 05/15/2004	AA+	5,000,000	5,306,500
Secured Finance, Inc., 9.05%, 12/15/2004	AAA	2,000,000	2,241,932
Wells Fargo & Co., 7.25%, 08/24/2005	A+	5,000,000	5,616,015
48,256,156
Insurance 2.0%
American General Financial Corp., 6.75%, 11/15/2004	A+	3,500,000	3,752,914
American International Group, Inc., 2.85%, 12/01/2005	AAA	4,500,000	4,575,712
Florida Residential Property & Casualty, 7.45%, 07/01/2004	A+	2,000,000	2,138,434
10,467,060
Real Estate 1.2%
EOP Operating, LP, 6.50%, 01/15/2004	BBB+	2,500,000	2,583,115
Spieker Properties, LP, 6.90%, 01/15/2004 REIT	BBB+	3,703,000	3,875,460
6,458,575
HEALTH CARE 0.9%
Health Care Providers & Services 0.9%
Cardinal Health, Inc., 6.50%, 02/15/2004	A	4,450,000	4,673,083
INDUSTRIALS 2.4%
Aerospace & Defense 1.8%
Honeywell International, Inc., 6.875%, 10/03/2005	A	5,000,000	5,541,155
United Technologies Corp., 6.625%, 11/15/2004	A+	3,500,000	3,789,216
9,330,371
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Airlines 0.6%
Continental Airlines, Inc.:
6.41%, 10/15/2008	BBB	$2,231,315	$ 1,661,768
Ser. 97CI, 7.42%, 04/01/2007	BBB+	3,274,360	1,823,633
3,485,401
INFORMATION TECHNOLOGY 3.2%
Communications Equipment 1.0%
SBC Communications, Inc., 5.75%, 05/02/2006	AA-	5,000,000	5,427,500
Semiconductor Equipment & Products 1.0%
Texas Instruments, Inc., 7.00%, 08/15/2004	A	5,000,000	5,321,920
Software 1.2%
Aristar, Inc., 7.375%, 09/01/2004	A-	3,500,000	3,775,075
Oracle Corp., 6.72%, 02/15/2004	A-	2,145,000	2,243,387
6,018,462
MATERIALS 1.5%
Metals & Mining 0.5%
Alcoa, Inc., 2.07%, 12/06/2004	A	2,750,000	2,758,627
Paper & Forest Products 1.0%
Weyerhaeuser Co., 5.50%, 03/15/2005	BBB	5,000,000	5,236,800
TELECOMMUNICATION SERVICES 3.1%
Diversified Telecommunication Services 3.1%
Alltel Corp., 7.25%, 04/01/2004	A	5,000,000	5,284,825
Clear Channel Communications, 7.25%, 09/15/2003	BBB-	4,500,000	4,591,746
GTE North, Inc., 6.00%, 01/15/2004	A+	3,500,000	3,633,235
United Telecommunications, 9.50%, 04/01/2003	BBB-	3,000,000	3,053,166
16,562,972
UTILITIES 2.5%
Electric Utilities 1.9%
Dominion Resources, Inc., 6.00%, 01/31/2003	BBB+	5,000,000	5,009,670
Nisource Finance Corp., 7.50%, 11/15/2003	BBB	5,000,000	5,040,485
10,050,155
Gas Utilities 0.6%
Duke Energy Field Services LLC, 7.50%, 08/16/2005	BBB	3,000,000	3,164,637
Total Corporate Bonds			189,836,863
MORTGAGE-BACKED SECURITIES 14.2%
FHLMC:
3.71%, 07/25/2022	AAA	5,800,000	5,824,331
6.00%, 11/01/2012	AAA	13,392,669	14,139,314
6.50%, 07/01/2004-08/01/2013	AAA	21,328,860	22,454,756
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
FNMA:
5.50%, 01/25/2022	AAA	$ 5,000,000	$ 5,038,081
6.50%, 09/01/2005-12/01/2013	AAA	19,084,022	20,218,306
7.125%, 02/15/2005	AAA	5,000,000	5,548,190
GNMA:
6.50%, 12/15/2008-10/15/2010	AAA	367,372	391,865
8.00%, 08/15/2007	AAA	1,299	1,394
8.50%, 06/20/2005-09/20/2005	AAA	69,657	73,681
9.00%, 09/15/2003-08/15/2022	AAA	431,951	477,424
10.00%, 03/20/2004	AAA	320	334
14.00%, 02/15/2012-06/15/2012	AAA	516,470	629,744
Total Mortgage-Backed Securities			74,797,420
U.S. GOVERNMENT & AGENCY OBLIGATIONS 4.9%
FHLB:
2.125%, 12/15/2004	AAA	10,000,000	10,062,980
2.50%, 12/15/2005	AAA	6,500,000	6,545,325
4.125%, 01/14/2005	AAA	8,500,000	8,890,345
7.63%, 02/27/2003	AAA	200,000	202,499
Total U.S. Government & Agency Obligations			25,701,149
U.S. TREASURY OBLIGATIONS 16.9%
U.S. Treasury Notes:
1.75%, 12/31/2004 (f)	AAA	300,000	300,985
2.125%, 10/31/2004	AAA	10,000,000	10,113,290
2.875%, 06/30/2004	AAA	10,000,000	10,224,220
3.25%, 05/31/2004	AAA	6,450,000	6,623,853
5.75%, 11/15/2005	AAA	20,500,000	22,667,731
5.875%, 11/15/2004	AAA	15,500,000	16,745,456
6.75%, 05/15/2005	AAA	20,000,000	22,303,920
Total U.S. Treasury Obligations			88,979,455
YANKEE OBLIGATIONS-CORPORATE 0.9%
FINANCIALS 0.9%
Banks 0.9%
Abbey National Plc, 6.69%, 10/17/2005	A+	4,000,000	4,396,424

		Shares	Value

SHORT-TERM INVESTMENTS 0.0%
MUTUAL FUND SHARES 0.0%
Evergreen Institutional Money Market Fund (o)		50,501	50,501
Total Investments (cost $511,469,873) 99.0%			520,046,797
Other Assets and Liabilities 1.0%			5,343,635
Net Assets 100.0%			$ 525,390,432
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002 (unaudited)

(f)	All or a portion of the principal amount of security was pledged to cover initial margin requirements for open futures contracts.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

Summary of Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (unaudited)

Assets
Identified cost of securities	$ 511,469,873
Net unrealized gains on securities	8,576,924

Market value of securities	520,046,797
Principal paydown receivable	5,919
Receivable for Fund shares sold	3,011,872
Interest receivable	4,797,358
Prepaid expenses and other assets	147,024

Total assets	528,008,970

Liabilities
Dividends payable	1,760,603
Payable for Fund shares redeemed	768,167
Payable for daily variation margin on open futures contracts	27,188
Advisory fee payable	6,339
Distribution Plan expenses payable	2,154
Due to other related parties	2,881
Accrued expenses and other liabilities	51,206

Total liabilities	2,618,538

Net assets	$ 525,390,432

Net assets represented by
Paid-in capital	$ 518,467,467
Overdistributed net investment income	(1,369,153)
Accumulated net realized losses on securities and futures contracts	(758,670)
Net unrealized gains on securities and futures contracts	9,050,788

Total net assets	$ 525,390,432

Net assets consists of
Class A	$ 4,163,865
Class B	7,082,288
Class C	23,266,746
Class I	454,888,899
Class IS	35,988,634

Total net assets	$ 525,390,432

Shares outstanding
Class A	397,794
Class B	676,626
Class C	2,222,931
Class I	43,457,693
Class IS	3,438,181

Net asset value per share
Class A	$ 10.47
Class A -- Offering price (based on sales charge of 3.25%)	$ 10.82
Class B	$ 10.47
Class C	$ 10.47
Class I	$ 10.47
Class IS	$ 10.47

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2002 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $10,948)	$ 12,724,167

Expenses
Advisory fee	616,282
Distribution Plan expenses
Class A	1,789
Class B	21,410
Class C	70,781
Class IS	48,709
Administrative services fees	280,128
Transfer agent fee	30,220
Trustees’ fees and expenses	4,886
Printing and postage expenses	14,533
Custodian fee	70,766
Registration and filing fees	7,265
Professional fees	11,550
Other	1,646

Total expenses	1,179,965
Less: Expense reductions	(1,733)

Net expenses	1,178,232

Net investment income	11,545,935

Net realized and unrealized gains or losses on securities and futures contracts
Net realized gains or losses on:
Securities	906,919
Futures contracts	(463,589)

Net realized gains on securities and futures contracts	443,330
Net change in unrealized gains or losses on securities and futures contracts	251,640

Net realized and unrealized gains or losses on securities and futures contracts	694,970

Net increase in net assets resulting from operations	$ 12,240,905

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31,2002 (unaudited)		Year Ended June 30, 2002 (a)

Operations
Net investment income		$ 11,545,935		$ 15,876,996
Net realized gains or losses on securities and futues contracts		443,330		(1,018,912)
Net change in unrealized gains or losses on securities and futures contracts		251,640		(1,205,481)

Net increase in net assets resulting from operations		12,240,905		13,652,603

Distributions to shareholders from
Net investment income
Class A		(71,687)		(824)
Class B		(66,098)		(56)
Class C		(218,026)		(423)
Class I		(10,434,838)		(15,366,036)
Class IS		(763,639)		(1,233,856)

Total distributions to shareholders		(11,554,288)		(16,601,195)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	554,358	5,802,245	114,211	1,195,529
Class B	667,826	6,984,076	45,860	479,515
Class C	2,117,588	22,141,612	217,274	2,271,792
Class I	14,230,094	148,685,660	26,284,119	274,241,003
Class IS	2,053,914	21,488,532	3,351,655	35,067,968

		205,102,125		313,255,807

Net asset value of shares issued in reinvestment of distributions
Class A	3,783	39,498	76	800
Class B	3,435	35,847	5	49
Class C	11,811	123,281	42	433
Class I	153,765	1,606,495	340,404	3,557,354
Class IS	38,753	404,968	81,206	848,045

		2,210,089		4,406,681

Automatic conversion of Class B shares
to Class A shares
Class A	4,616	48,158	0	0
Class B	(4,616)	(48,158)	0	0

		0		0

Payment for shares redeemed
Class A	(279,250)	(2,902,754)	0	0
Class B	(35,884)	(373,923)	0	0
Class C	(123,784)	(1,291,195)	0	0
Class I	(20,082,809)	(210,007,459)	(8,871,564)	(92,604,824)
Class IS	(1,784,549)	(18,608,523)	(3,092,061)	(32,170,598)

		(233,183,854)		(124,775,422)

Net increase (decrease) in net assets resulting from capital share transactions		(25,871,640)		192,887,066

Total increase (decrease) in net assets		(25,185,023)		189,938,474
Net assets
Beginning of period		550,575,455		360,636,981

End of period		$ 525,390,432		$ 550,575,455

Overdistributed net investment income		$ (1,369,153)		$ (1,360,800)

(a) For the nine months ended June 30, 2002. The fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2001

Operations
Net investment income		$ 18,850,132
Net realized gains on securities		2,677,863
Net change in unrealized gains or losses on securities		9,925,011

Net increase in net assets resulting from operations		31,453,006

Distributions to shareholders from
Net investment income
Class I		(18,604,181)
Class IS		(1,433,633)

Total distributions to shareholders		(20,037,814)

	Shares
Capital share transactions
Proceeds from shares sold
Class I	14,105,558	146,499,037
Class IS	3,396,563	35,011,744

		181,510,781

Net asset value of shares issued in reinvestment of distributions
Class I	402,976	4,175,845
Class IS	74,995	778,955

		4,954,800

Payment for shares redeemed
Class I	(10,885,834)	(112,789,790)
Class IS	(1,580,929)	(16,429,407)

		(129,219,197)

Net increase in net assets resulting from capital share transactions		57,246,384

Total increase in net assets		68,661,576
Net assets
Beginning of period		291,975,405

End of period		$ 360,636,981

Overdistributed net investment income		$ (977,701)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Limited Duration Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

d. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.22% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.10% of the daily net assets for Class A, 0.25% for Class IS and 1.00% of the daily average net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$ 330,442,364	$ 180,609,216	$ 249,513,831	$ 233,918,675

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

At December 31, 2002, the Fund had open futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at December 31 , 2002	Unrealized Gain

March 2003	174 5-Year U.S. Treasury Note Futures	$ 19,231,636	$ 19,705,500	$ 473,864

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $511,469,873. The gross unrealized appreciation and depreciation on securities based on tax cost was $10,764,465 and $2,187,541, respectively, with a net unrealized appreciation of $8,576,924.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of June 30, 2002, the Fund incurred and elected to defer post-October losses of $1,202,000.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the six months ended December 31, 2002, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,733 which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended December 31, 2002, the Fund had no borrowings under this agreement.

This page left intentionally blank

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of December 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564985   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034